				Ex 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2005	2004	2005	2004

OPERATING REVENUES:
Gas utility	$ 136.8	$ 112.3	$ 839.5	$ 771.6
Electric utility	128.7	102.3	320.3	280.2
Energy services and other	45.3	39.8	154.4	124.6
Total operating revenues	310.8	254.4	1,314.2	1,176.4

OPERATING EXPENSES:
Cost of gas sold	81.6	67.2	568.8	529.8
Fuel for electric generation	39.3	25.8	95.6	72.4
Purchased electric energy	8.8	5.3	14.7	16.6
Cost of energy services and other	32.5	27.0	115.5	90.1
Other operating	67.2	59.6	204.1	190.8
Depreciation and amortization	41.2	36.2	116.8	103.6
Taxes other than income taxes	10.3	9.9	44.4	43.3
Total operating expenses	280.9	231.0	1,159.9	1,046.6

OPERATING INCOME	29.9	23.4	154.3	129.8

OTHER INCOME:
Equity in earnings of unconsolidated affiliates	5.4	1.5	12.5	13.5
Other - net	1.6	3.3	5.6	2.1
Total other income	7.0	4.8	18.1	15.6

INTEREST EXPENSE	21.0	19.4	60.8	57.5

INCOME BEFORE INCOME TAXES	15.9	8.8	111.6	87.9

INCOME TAXES	(0.6)	(0.9)	25.6	20.0

MINORITY INTEREST & PREFERRED DIVIDEND
REQUIREMENT OF SUBSIDIARIES	-	-	-	0.1

NET INCOME	$ 16.5	$ 9.7	$ 86.0	$ 67.8

AVERAGE COMMON SHARES OUTSTANDING	75.7	75.6	75.6	75.5
DILUTED COMMON SHARES OUTSTANDING	76.2	76.0	76.2	75.9

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$ 0.22	$ 0.13	$ 1.14	$ 0.90

DILUTED	$ 0.22	$ 0.13	$ 1.13	$ 0.89

VECTREN UTILITY HOLDINGS INC.
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions-Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2005	2004	2005	2004

OPERATING REVENUES:
Gas utility	$ 136.8	$ 112.3	$ 839.5	$ 771.6
Electric utility	128.7	102.3	320.3	280.2
Other	0.2	0.1	0.5	0.5
Total operating revenues	265.7	214.7	1,160.3	1,052.3

OPERATING EXPENSES:
Cost of gas sold	81.6	67.2	568.8	529.8
Fuel for electric generation	39.3	25.8	95.6	72.4
Purchased electric energy	8.8	5.3	14.7	16.6
Other operating	58.9	52.0	179.7	167.7
Depreciation and amortization	36.3	33.1	104.2	94.5
Taxes other than income taxes	10.1	9.6	43.6	42.4
Total operating expenses	235.0	193.0	1,006.6	923.4

OPERATING INCOME	30.7	21.7	153.7	128.9

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated affiliates	-	-	-	0.2
Other - net	1.3	2.3	4.6	5.7
Total other income	1.3	2.3	4.6	5.9

INTEREST EXPENSE	17.5	16.7	50.8	50.2

INCOME BEFORE INCOME TAXES	14.5	7.3	107.5	84.6

INCOME TAXES	5.6	2.8	42.7	32.7

NET INCOME	$ 8.9	$ 4.5	$ 64.8	$ 51.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions- Unaudited)

	September 30,	December 31,
	2005	2004
ASSETS
Current Assets
Cash & cash equivalents	$4.1	$9.6
Accounts receivable - less reserves of $2.4 &
$2.0, respectively	97.2	173.5
Accrued unbilled revenues	53.5	176.6
Inventories	89.2	67.6
Recoverable fuel & natural gas costs	17.1	17.7
Prepayments & other current assets	180.7	141.3
Total current assets	441.8	586.3
Utility Plant
Original cost	3,563.5	3,465.2
Less: accumulated depreciation & amortization	1,361.5	1,309.0
Net utility plant	2,202.0	2,156.2
Investments in unconsolidated affiliates	183.2	180.0
Other investments	116.2	115.1
Non-utility property - net	242.4	229.2
Goodwill - net	207.1	207.1
Regulatory assets	88.0	82.5
Other assets	26.3	30.5
TOTAL ASSETS	$3,507.0	$3,586.9
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$92.7	$123.8
Accounts payable to affiliated companies	82.0	109.3
Refundable fuel & natural gas costs	11.0	6.3
Accrued liabilities	117.9	125.8
Short-term borrowings	369.1	412.4
Current maturities of long-term debt	38.4	38.5
Long-term debt subject to tender	-	10.0
Total current liabilities	711.1	826.1
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,026.6	1,016.6
Deferred Income Taxes & Other Liabilities
Deferred income taxes	227.7	234.0
Regulatory liabilities & other removal costs	266.0	251.7
Deferred credits & other liabilities	168.6	163.2
Total deferred credits & other liabilities	662.3	648.9
Minority Interest in Subsidiary	0.4	0.4
Cumulative, Redeemable Preferred Stock of a Subsidiary	-	0.1
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
76.1 and 75.9 shares, respectively	529.3	526.8
Retained earnings	601.1	583.0
Accumulated other comprehensive loss	(23.8)	(15.0)
Total common shareholders' equity	1,106.6	1,094.8
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$3,507.0	$3,586.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions- Unaudited)

	Nine Months
	Ended September 30,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$86.0	$67.8
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	116.8	103.6
Deferred income taxes & investment tax credits	(5.5)	(5.4)
Equity in earnings of unconsolidated affiliates	(12.5)	(13.5)
Net unrealized (gain) on derivative instruments	(1.4)	1.0
Pension & postretirement periodic benefit cost	13.5	12.3
Other non-cash charges - net	13.2	16.1
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	189.3	126.0
Inventories	(21.6)	(7.0)
Recoverable fuel & natural gas costs	5.3	(18.2)
Prepayments & other current assets	(33.1)	(21.3)
Accounts payable, including to affiliated companies	(58.4)	(22.5)
Accrued liabilities	(7.6)	(12.8)
Changes in noncurrent assets	(5.7)	(6.1)
Changes in noncurrent liabilities	(9.4)	(13.4)
Net cash flows from operating activities	268.9	206.6
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from stock option exercises & other stock plans	-	4.5
Requirements for:
Dividends on common stock	(67.3)	(64.6)
Retirement of long-term debt, including premiums paid	(0.4)	(12.5)
Redemption of preferred stock of subsidiary	(0.1)	(0.1)
Other financing activities	(0.5)	-
Net change in short-term borrowings	(43.3)	34.9
Net cash flows from financing activities	(111.6)	(37.8)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	9.3	23.6
Notes receivable & other collections	0.9	8.9
Requirements for:
Capital expenditures, excluding AFUDC equity	(158.4)	(189.3)
Unconsolidated affiliate investments	(14.6)	(15.7)
Notes receivable & other investments	-	(3.8)
Net cash flows from investing activities	(162.8)	(176.3)
Net decrease in cash & cash equivalents	(5.5)	(7.5)
Cash & cash equivalents at beginning of period	9.6	15.3
Cash & cash equivalents at end of period	$4.1	$7.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Millions-Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2005	2004	2005	2004

REPORTED EARNINGS:
Utility Group	$ 8.9	$ 4.5	$ 64.8	$ 51.9

Non-regulated Group
Energy Marketing and Services	3.3	1.2	10.0	9.1
Mining	1.6	0.2	4.2	1.5
Synfuels related	3.3	3.4	9.8	9.6
Total Coal Mining	4.9	3.6	14.0	11.1
Utility Infrastructure Services	1.0	1.4	0.5	1.3
Other Businesses	(0.7)	(0.3)	(1.4)	(4.3)
Total Non-regulated Group	8.5	5.9	23.1	17.2

Corporate and Other	(0.9)	(0.7)	(1.9)	(1.3)

Vectren Consolidated	$ 16.5	$ 9.7	$ 86.0	$ 67.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
                                       (Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2005	2004	2005	2004
GAS OPERATING REVENUES (Millions):
Residential	$ 80.4	$ 66.5	$ 549.3	$ 508.9
Commercial	41.6	35.6	236.3	220.7
Industrial	13.9	10.5	45.6	39.5
Miscellaneous Revenue	0.9	(0.3)	8.3	2.5
	$ 136.8	$ 112.3	$ 839.5	$ 771.6

GAS MARGIN (Millions):

Residential	$ 34.8	$ 28.5	$ 174.8	$ 156.3
Commercial	10.0	8.0	55.6	49.6
Industrial	9.1	8.8	34.4	32.9
Miscellaneous	1.3	(0.2)	5.9	3.0
	$ 55.2	$ 45.1	$ 270.7	$ 241.8

GAS SOLD & TRANSPORTED (MMDth):

Residential	4.0	4.1	51.6	54.0
Commercial	2.8	2.9	23.7	24.9
Industrial	17.4	17.1	63.4	62.4
	24.2	24.1	138.7	141.3

AVERAGE GAS CUSTOMERS

Residential	877,273	870,204	887,883	879,394
Commercial	81,967	81,005	83,046	82,044
Industrial	1,638	1,564	1,616	1,569
	960,878	952,773	972,545	963,007

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days	22%	51%	91%	91%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
                                        (Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2005	2004	2005	2004
ELECTRIC OPERATING REVENUES (Millions):
Residential	$ 48.1	$ 35.8	$ 106.2	$ 92.5
Commercial	28.1	23.4	72.1	64.9
Industrial	34.1	28.0	89.9	80.2
Municipals	7.8	7.0	20.0	18.4
Miscellaneous Revenue	1.9	2.3	4.3	8.9
Total Retail	120.0	96.5	292.5	264.9
Net Wholesale Revenues	8.7	5.8	27.8	15.3
	$ 128.7	$ 102.3	$ 320.3	$ 280.2

ELECTRIC MARGIN (Millions):
Residential	$ 35.6	$ 28.3	$ 80.6	$ 72.7
Commercial	18.8	17.2	50.6	47.5
Industrial	18.0	16.9	49.6	47.5
Municipals	3.2	4.2	10.0	10.8
Miscellaneous	1.7	0.3	4.1	3.1
Total Retail	77.3	66.9	194.9	181.6
Net Wholesale Margin	3.3	4.3	15.1	9.6
	$ 80.6	$ 71.2	$ 210.0	$ 191.2

ELECTRICITY SOLD (GWh):
Residential	536.8	442.3	1,228.1	1,179.4
Commercial	395.8	368.6	1,035.9	1,018.3
Industrial	684.9	653.1	1,954.9	1,911.6
Municipals	200.5	176.6	519.5	486.8
Miscellaneous Sales	4.7	55.6	13.8	163.1
Total Retail	1,822.7	1,696.2	4,752.2	4,759.2
Wholesale	727.0	1,231.2	2,423.9	2,336.3
	2,549.7	2,927.4	7,176.1	7,095.5

AVERAGE ELECTRIC CUSTOMERS
Residential	120,077	118,830	119,877	118,830
Commercial	18,718	18,478	18,680	18,437
Industrial	106	106	106	106
All Others	54	21	55	21
	138,955	137,435	138,718	137,394

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days	22%	51%	91%	91%
Cooling Degree Days	114%	76%	107%	90%